Dianne Ambrose

From: AFL-CIO Housing Investment Trust <info@aflcio-hit.com>
Sent: Thursday, January 13, 2022 10:28 AM
To: Dianne Ambrose
Subject: [EXTERNAL] [EXTERNAL] AFL-CIO HIT Project Announcement

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AFL-CIO HIT
COMPETITIVE RETURNS
UNION CONSTRUCTION JOBS
HOUSING FINANCE

AFL-CIO HIT Finances New Construction in New York City



The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $337.7 million new construction of 311 West 42nd Street, a mixed-use development comprised of 330 residential rental units, 83 of which are affordable, and 41,678 square feet of rentable retail space. The project, located in the heart of Manhattan near Times Square, will offer modern and green apartments. The development is comprised of a seven-story mid-rise and a 33-story residential tower and will offer residents enclosed and outdoor amenities, including a fitness center, a rooftop pool and a landscaped outdoor space.

The HIT will purchase a $50 million participation interest as part of a syndicate of institutional lenders that are providing an aggregate $204 million construction loan for the development. 311 West 42nd Street is HIT's 74th project in New York City.

In addition to the economic impacts listed here, 83 units (25%) at 311 West 42nd Street will be set aside for residents earning below 40%, 60% or 120% of Area Median Income. The building is targeting the National Green Building Standard Silver certification. This transit-oriented development is adjacent to the Port Authority Bus Terminal and atop one of the busiest New York City subway stations in Manhattan with access to 12 different subway lines and one stop from the major transportation centers at Penn Station and Grand Central Station.



The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government- and agency- insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT's website, www.aflcio-hit.com.

Investors should consider the HIT's investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT's prospectus, available at aflcio-hit.com or by calling 202-331-8055. Investors should read the prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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